Warrant liabilities	12 Months Ended
Dec. 31, 2024
Warrant liabilities
Warrant liabilities

20Warrant liabilities

The following warrants are in issue but not exercised and recorded as a liability:

	December 31, 2024	December 31, 2023
	Number	Number
Public Warrants	15,264,935	15,264,935
Convertible Notes Warrants	4,000,000	4,000,000
Outstanding, end of period	19,264,935	19,264,935

Recorded as a liability, the following shows the change in fair value:

£ 000
January 1, 2023	4,961
Change in fair value recognized in profit or loss	(3,873)
Foreign exchange movements	(181)
December 31, 2023	907
Change in fair value recognized in profit or loss	(479)
Foreign exchange movements	6
December 31, 2024	434

20Warrant liabilities (continued)

The Public Warrants and Convertible Notes warrants expire on December 16, 2026, or earlier upon redemption or liquidation. Each such warrant entitles the registered holder to purchase 1/10 of one share of common stock, meaning that ten warrants must be exercised for a holder of warrants to receive one ordinary share of the Company at a price of $115.00 per share. Such warrants may only be exercised for a whole number of shares.

Once such warrants become exercisable, the Company may redeem such warrants at a price of $0.10 per warrant if the closing price of the common stock equals or exceeds $180.00 per share for any 20 trading days within a 30-trading day period.

The exercise price and number of common stock issuable upon exercise of warrants may be adjusted in certain circumstances including in the event of a share dividend, extraordinary dividend or recapitalization, reorganization, merger, or consolidation. Warrants will not be adjusted for issuances of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants.

On December 4, 2024, the New York Stock Exchange (the “NYSE”)filed a Form 25 with the SEC, removing the Public Warrants from their listing on the NYSE.